                     U.S. Securities and Exchange Commission

                             Washington, D.C. 20549

                                    Form 8-K
                                 Current Report

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

                                 August 6, 2003
                                 --------------
                Date of Report (Date of earliest event Reported):

                             MESA LABORATORIES, INC.
                             -----------------------
        (Exact Name of Small Business Issuer as Specified in its Charter)

                         Commission File Number: 0-11740

                  COLORADO                                  84-0872291
                  --------                                  ----------
      (State or other Jurisdiction of                    (I.R.S. Employer
      Incorporation or Organization)                     Identification No.)

      12100 WEST SIXTH AVENUE, LAKEWOOD, COLORADO               80228
      -------------------------------------------             ---------
      (Address of Principal Executive Offices)                (Zip Code)

      Issuer's telephone number, including area code:  (303) 987-8000

                                 Not Applicable.
                                 ---------------
          (Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      c)       Exhibits:

        99.1     Press Release issued August 6, 2003

ITEM 9. REGULATION FD DISCLOSURE.

     Pursuant to the interim  guidance  provided  in Release  No.  33-8216,  the disclosure  being  furnished in this Form 8-K is being  furnished under Item 12,
"Results of Operations and Financial Condition," of form 8-K.

     On  August  6,  2003,  Mesa  Laboratories,  Inc.  issued  a  press  release describing  its results of operations for its first quarter ended June 30, 2003.
A copy of  this  press  release  is  attached  hereto  as  Exhibit  99.1  and is incorporated by reference herein.

                                   SIGNATURES

     Pursuant to the  requirements  of the  Securities  Exchange Act of 1934, as amended,  the  registrant  has duly  caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

      MESA LABORATORIES, INC.
      -----------------------
            (Issuer)

      DATED:  August 6, 2003                BY: /s/  Luke R. Schmieder
                                                ----------------------
                                                Luke R. Schmieder
                                                President, Chief Executive
                                                 Officer, Treasurer and Director

                                INDEX TO EXHIBITS

Exhibit No.     Description                                   Method of Filing
-----------     -----------                                   ----------------

99.1            Press release dated August 6, 2003            Filed herewith